Commitments, Contingent Liabilities and Restriction Placed In Respect of Liabilities	12 Months Ended
Dec. 31, 2012
Commitments, Contingent Liabilities and Restriction Placed In Respect of Liabilities

NOTE 8—COMMITMENTS, CONTINGENT LIABILITIES AND RESTRICTION PLACED IN RESPECT OF LIABILITIES:

a.	Lease commitments

Most of the premises occupied by the Company and its subsidiaries are rented under various operating lease agreements. At December 31, 2012, the lease agreements for these premises expire on various dates between 2013 and 2021.

Minimum lease commitments of the Company and its subsidiaries under operating leases, at rates in effect on December 31, 2012, were as follows:

$ in thousands
Year ending December 31:
2013	9,118
2014	7,041
2015	6,136
2016	4,303
2017	4,214
2018 - 2021	15,840

46,652

The rental payments for the premises in Israel, which constitute approximately half of the above amounts, are payable in Israeli currency linked to the Israeli consumer price index (the “Israeli CPI”).

Rental expenses totaled $8,206,000, $8,549,000 and $8,454,000 in the years ended December 31, 2012, 2011 and 2010, respectively.

b.	Contingent liabilities:

(i)	Intellectual Property

The Company has in the past received and may receive in the future notifications from customers with respect to possible indemnification or other action by the Company in connection with intellectual property claims resulting from use of the Company’s products. The Company typically undertakes, subject to various contractual conditions and other limitations, to defend intellectual property claims against customers arising from the purchase and use of its products. The Company’s obligations under these agreements generally provide that the Company may, at its option, either obtain the right to continue using the products or modify them and, in some cases, take back the products with a refund to the customer. To date, no demands have been made by customers seeking indemnification against the Company with respect to intellectual property claims.

(ii)	Litigation:

In June 2012, charges were filed in the Seoul Central District Court of the Republic of Korea against the Korean subsidiary of the Company and six employees thereof related to the alleged acquisition and misuse of confidential information of certain of the Company’s significant customers in violation of the Korean Act on Prevention of Divulgence and Protection of Industrial Technology (the “ITA”) and the Criminal Code of Korea (the “CC”). The charges include (1) the unlawful acquisition by unjust means of certain industrial technology related to the production of active matrix organic light-emitting diode panels of Samsung Mobile Display Co., Ltd. and LG Display Co. Ltd., customers of the Company’s Korean subsidiary, that has allegedly been designated as Korean national core technology (the “Customer Technology”), (2) use of the Customer Technology by sharing and preparing certain presentation materials, (3) unlawful divulgence of the Customer Technology to other employees of the Company inside and outside of Korea, and (4) breach of trust in office by copying and divulging the Customer Technology without the customer’s permission for financial gain. On October 26, 2012, the Korean court released on bail the three Korean employees who had previously been arrested, and hearings on this matter remain ongoing. In addition, the investigation by the prosecutor into the actions of employees of the Company outside of Korea is ongoing. The Company recorded $4.0 million in costs, which is net of $1.6 million insurance reimbursement, in 2012 in connection with the ongoing Korean litigation, which are recorded in selling, general and administrative expenses, and expects to continue to incur fees and expenses associated therewith. A portion of the costs of the ongoing matter are expected to be reimbursed under the Company’s applicable insurance policies. The Company’s Korean subsidiary continues to co-operate with the Korean authorities in this matter. However, because this is an ongoing matter, the Company is unable to predict the outcome or what additional actions, if any, might be taken in the future by the Korean authorities as a result of matters related to this proceeding, and the timing and amount of costs associated with the existing and any future matters. However, the ITA and the CC provide that fines of up to 1.50 billion Korean Won (approximately U.S. $1.4 million at the exchange rate of Korean Won 1067 = U.S. $1.00 in effect on December 31, 2012) may be levied on employers based on vicarious liability for convicted employees. The Company’s judgment, based on information and assesments provided by its legal advisors, is that due to the uncertainty regarding the verdict and ongoing investigation, it has not recorded any liability in respect of this matter because the Company is unable to estimate a range of reasonably possible loss with regard to such matters. Employees may also be subject to monetary penalties in addition to, or in lieu of, prison sentences. These amounts may be paid by the Company under certain circumstances. The Company and its Korean subsidiary may also become subject to civil actions brought by third parties, including the Company’s customers, which may result in monetary judgments, settlements or loss of business or which may require the Company to change its business model.

From time to time, the Company is involved in other claims and legal and administrative proceedings that arise in the ordinary course of business. Based on currently available information, the Company does not believe that the ultimate outcome of any such unresolved matters, individually or in the aggregate, is likely to have a material adverse effect on the Company’s financial position or results of operations. However, litigation and administrative proceedings are subject to inherent uncertainties and the Company’s view of these matters, including settlement thereof, may change in the future. An unfavorable outcome or settlement may have a material adverse impact on the Company’s financial position and results of operations for the period in which it occurs, and potentially in future periods.

c.	Restriction placed in respect of liabilities

As part of the Loan Agreements, the Company created a floating charge, for the benefit of the lender under the Loan Agreements, on all of its assets and a fixed charge was created on the shares of PDI held by Orbotech, Inc. as security for repayment of amounts under the Loan Agreements, see note 6.

The Company performs certain forward transactions and other activities with Hapoalim. In connection with these activities, the Company is exposed to certain risks of loss. Hapoalim has granted the Company an approved credit risk limit of up to an aggregate amount of $22.0 million. To secure this credit risk, on October 21, 2010, Orbotech created a debenture under which an additional floating charge on all of the Company’s assets, was created in favor of Hapoalim ranking equally to that granted to Discount Bank (the “Hapoalim Debenture”). In addition, Orbotech has agreed to comply with various operating covenants, including certain reporting requirements, covenants that restrict the creation of charges and pledges on its assets in favor of third parties, the sale of certain assets and certain acquisition and merger activities, without Hapoalim’s consent. In addition, the above-mentioned debenture also contains customary provisions allowing for acceleration of repayment of all amounts owed for positions taken by the Company in connection with the performance of certain forward transactions and other activities.

As discussed, in note 6, the Hapoalim Debenture and the floating charge created on behalf of Hapoalim were replaced with a Negative Pledge